Fees Summary	Jul. 21, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,165,038,560.00
Previously Paid Amount	0.00
Total Fee Amount	178,367.40
Total Offset Amount	0.00
Net Fee	$ 178,367.40
Final Prospectus	false